UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 20, 2021

Transphorm, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-55832	82-1858829
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

75 Castilian Drive
Goleta, CA 93117
(Address of principal executive offices, including zip code)
(805) 456-1300
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, Transphorm, Inc. (“Transphorm”) is party to a Joint Venture Agreement, dated as of May 23, 2017 (as amended, the “JV Agreement”), by and among Aizu Fujitsu Semiconductor Limited, Fujistu Semiconductor Limited (“FSL”), Transphorm and Transphorm Aizu, Inc. (“Transphorm Aizu”) for the ownership and operations of Aizu Fujitsu Semiconductor Wafer Solution Limited (“AFSW”), a wafer fabrication facility located in Aizu Wakamatsu, Japan. Transphorm currently holds a 49% interest in AFSW through Transphorm Aizu, Transphorm’s wholly-owned subsidiary established in Japan to manage the financial transactions around AFSW.

On April 1, 2020, FSL exercised its put option (the “Put Option”) under the JV Agreement and notified Transphorm that FSL intended to exit the joint venture by selling its 51% interest in AFSW to Transphorm. In December 2020, Transphorm entered into a joint venture agreement with JCP Capital Management, LLC (controlling party with 75% ownership) to create GaNovation, Pte. Ltd. (“GaNovation”), a joint venture company in Singapore, to engage in the business of distribution, development and supply of gallium nitride products and, upon approval of the regulatory authorities in Japan, to purchase FSL’s and Transphorm’s interests in AFSW. Transphorm currently holds a 25% interest in GaNovation.

In July 2021, regulatory authorities in Japan approved GaNovation’s purchase of 100% of the interests in AFSW from Transphorm and FSL. Accordingly, on July 20, 2021, Transphorm Aizu entered into a Share Purchase Agreement (the “Purchase Agreement”) with GaNovation, pursuant to which GaNovation agreed to acquire Transphorm’s 49% interest in AFSW from Transphorm Aizu for 1 Japanese Yen. The closing of the Purchase Agreement is subject to customary closing conditions, and the transaction is expected to close on or about August 1, 2021. Following the closing of the Purchase Agreement and other concurrent transactions between GaNovation and FSL, Transphorm, through GaNovation, will hold a 25% interest in AFSW (down from the current 49%), and FSL’s exercise of the Put Option will have been satisfied by GaNovation’s purchase of all of FSL’s interests in AFSW.

The foregoing description of the Purchase Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement, which will be filed with the Company’s next appropriate periodic report.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Transphorm, Inc.

Dated: July 26, 2021	By:	/s/ Cameron McAulay
Cameron McAulay
Chief Financial Officer